UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 17, 2010

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Wind Works Power Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section  1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On September 17, 2010 we entered into a joint venture agreement with EFI Energy Farming International GmbH (“EFI”).  The joint venture intends to develop a 20 megawatt wind energy project in Wassertruedingen, Germany.  The joint venture will be owned on a 50/50 basis.  However, Wind Work’s equity participation will be subject to further funding and achieving designated project milestones.

Total cost to Wind Works will be 1.5 million Euros (approximately $1.959 million based on the current exchange rate)  of which Wind Works has paid a total of 100,000 Euros representing a down payment for the first project milestone as set forth below.   Equity ownership in the joint venture will be subject to achieving and fulfilling the following funding and project milestones:

As to Land:

Cost (1)

Equity (2)

Secure 50% of the turbine sites in adequately

Zoned area

300,000

20%

Secure 100% of land turbine site

150,000

10%

Registration of the easements

 75,000

  5%

Secure Cable Trace

 75,000

  5%

Secure access road easements

 75,000

  5%

As to Wind:

Preparation of first line of two independent wind studies

  30,000

  2%

Preparation of second line of two independent wind

Studies

  30,000

  2%

Permits and Interconnect:

Submission of permitting documents

225,000

15%

Permitting documentation completed

150,000

10%

Obtain Construction permitting

150,000

10%

Obtain point of Interconnect

 90,000

  6%

Wind Turbine Procurement:

Execution of a turbine purchase agreement

  75,000

  5%

Financing:

Receipt of offer for non-recourse financing

  30,000

  2%

Provide financial institution documentation for

financial closing

  45,000

  3%

_____________________________________________________________________

Total

1,500,000

100%

(1)

All amounts are denominated in Euros

(2)

Percentage of equity ownership represents the percentage of the 50% equity ownership which

Wind Works can earn.

The foregoing is only a summary of the Joint Venture Agreement.  You are urged to review the Joint Venture Agreement in its entirety which is attached hereto and identified as Exhibit 10.1.

Item 9.02 Financial Statements and Exhibits.

Exhibit 10.1:

Joint Venture Agreement between Wind Works Power Corp. and EFI Energy Farming International GmbH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 21, 2010

Wind Works Power Corp.
By:	/s/Ingo Stuckmann
Ingo Stuckmann, CEO